FORM 8-K


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
           of the Securities and Exchange Act of 1934




Date of Report (Date of earliest event reported): February 22, 2000


                         WPI GROUP, INC.
                         ---------------
     (Exact name of registrant as specified in its charter)



New Hampshire                    0-19717           02-0218767
-------------                    -------           ----------
(State or other jurisdiction     (Commission       (I.R.S. Employer
of incorporation)                 File Number)      Identification Number)




        1155 Elm Street, Manchester, New Hampshire 03101
        ------------------------------------------------
        (Address of principal executive offices)(Zip Code)






Registrant's telephone number, including area code: (603) 627-3500





                             NONE
                             ----
(Former Name, former address, and former fiscal year, if changed since last report)

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                         WPI GROUP, INC.

                            FORM  8-K


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.
          ---------------------------------
None.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------
None.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.
          ---------------------------
None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          ----------------------------------------------
None.

ITEM 5.   OTHER EVENTS.
          -------------

Effective February 22, 2000, the Registrant completed the sale of its UK-based WPI Husky Technology business to Dynatech Corporation, headquartered in Burlington, Massachusetts. The sale is valued at approximately $35 million in cash plus the assumption by Dynatech Corporation of certain liabilities. On February 22, 2000, the Registrant issued a press release, attached as Exhibit 99.1. The information contained in the press release is incorporated herein by reference.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.
          ---------------------------------------
None.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------
Financial:     None.

Exhibits: 99.1 - Press release dated February 22, 2000.


ITEM 8.   CHANGE IN FISCAL YEAR.
          -----------------------
Not applicable.


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WPI GROUP, INC.



Dated: February 25, 2000           By:/s/ John W. Powers
                                      ------------------
                                      John W. Powers
                                      Vice President,
                                      Chief Financial Officer




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